UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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NEUBASE THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

N/A

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NeuBase Therapeutics, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on August 18, 2021 For Stockholders as of record on June 24, 2021 Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. NeuBase Therapeutics, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Wednesday, August 18, 2021 10:00 AM, Eastern Time Annual Meeting to be held live via the Internet please visit www.proxydocs.com/NBSE for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/NBSE SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/NBSE TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com To order paper materials, use one of the following methods. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/NBSE If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before August 09, 2021. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend meeting, go to: www.proxydocs.com/NBSE To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. P.O. BOX 8016, CARY, NC 27512-9903

NeuBase Therapeutics, Inc. Annual Meeting of Stockholders PROPOSAL 1 To elect two Class I Directors, Dov A. Goldstein, MD, and Eric I Richman, nominated by our Board of Directors, to serve until our 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified. 1.01 Dov A. Goldstein, MD 1.02 Eric I. Richman 2. To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2021 3 To approve, on an advisory basis, the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion within the section of the Company's Proxy Statement entitled "Executive Compensation." 4 To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3